UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022

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VROOM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
1375 Broadway, Floor 11 New York, New York 10018
(Address of principal executive offices) (Zip Code)

(855) 524-1300
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On February 1, 2022, Vroom, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on that date, the Company completed the acquisition of Unitas Holdings Corp. (now known as Vroom Finance Corporation), a Delaware corporation, including its wholly owned subsidiaries United Auto Credit Corporation and United PanAm Financial Corp. (the direct parent of United Auto Credit Corporation and now known as Vroom Automotive Financial Corporation). Unitas Holdings Corp., United PanAm Financial Corp. and United Auto Credit Corporation, as well as their other subsidiaries, are now wholly owned subsidiaries of the Company.

This Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The historical audited consolidated financial statements of United PanAm Financial Corp. and its subsidiaries as of and for the year ended December 31, 2020, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm issued by RSM US LLP, dated March 12, 2021, are filed hereto as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited consolidated financial statements of United PanAm Financial Corp. and its subsidiaries as of and for the nine months ended September 30, 2021, as well as the accompanying notes thereto, are filed hereto as Exhibit 99.2 and incorporated herein by reference.

Unitas Holdings Corp.'s financial statements are not material on a stand-alone basis.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations of the Company for the nine months ended September 30, 2021, the unaudited pro forma condensed combined statement of operations of the Company for the year ended December 31, 2020, and the unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021, and the notes related thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference. The unaudited pro forma condensed combined financial information combines the Company’s financial statements with United PanAm Financial Corp.’s financial statements.

(d) Exhibits.

23.1	Consent of RSM US LLP, Independent Registered Public Accounting Firm.
99.1	Audited Consolidated Financial Statements of United PanAm Financial Corp. and its subsidiaries as of and for the year ended December 31, 2020.
99.2	Unaudited Consolidated Financial Statements of United PanAm Financial Corp. and its subsidiaries as of and for the nine months ended September 30, 2021.
99.3

Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the nine months ended September 30, 2021, Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 31, 2020, and Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2022	VROOM, INC.
	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Chief Financial Officer